UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 17, 2024

CARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36279	75-3175693
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Atlantic Street Suite 500 Stamford, CT		06901
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 406-3700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Form 8-K (this “Amendment”) amends the Form 8-K (the “Original Form 8-K”) of Cara Therapeutics, Inc. (the “Company”), which was filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2024. This Amendment is being filed solely to correct formatting errors and omitted text resulting from the conversion to the Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”), of the investor presentation attached as Exhibit 99.2 to the Original Form 8-K.

Except as described above, this Amendment does not update or modify any other information presented in the Original Form 8-K and does not reflect events occurring after the Original Form 8-K’s filing date of December 18, 2024.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of these forward-looking statements include statements concerning the anticipated completion and effects of the proposed Merger and Asset Disposition and related timing, Tvardi’s and the combined company’s planned clinical programs, including planned clinical trials and the timing for anticipated trial results, the potential of Tvardi’s product candidates, the expected trading of the combined company’s stock on the Nasdaq Capital Market, management of the combined company and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them.

Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks, including, among other things: the risk that the conditions to the closing of the Merger are not satisfied, including that the approval of the stockholders of Cara is not obtained on the timeline expected, if at all; uncertainties as to the timing of the closing of the Merger and the ability of each of Tvardi and Cara to consummate the Merger; risks related to the ability of Tvardi and Cara to correctly estimate and manage their respective operating expenses and expenses associated with the Merger pending the closing of the Merger; risks associated with the possible failure to realize certain anticipated benefits of the Merger, including with respect to future financial and operating results; the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger and any agreements entered into in connection therewith; the possible effect of the announcement, pendency or completion of the Merger on Tvardi’s or Cara’s business relationships, operating results and business generally; the risk that as a result of adjustments to the exchange ratio, Tvardi stockholders and Cara stockholders could own more or less of the combined company than is currently anticipated; risks related to the market price of Cara’s common stock relative to the value suggested by the exchange ratio; unexpected costs, charges or expenses resulting from the Merger; the uncertainties associated with Tvardi’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; the significant net losses each of Cara and Tvardi has incurred since inception; the combined company’s ability to initiate and complete ongoing and planned preclinical studies and clinical trials and advance its product candidates through clinical development; the timing of the availability of data from the combined company’s clinical trials; the outcome of preclinical testing and clinical trials of the combined company’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements; the combined company’s plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of the combined company’s product candidates; the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all; the combined company’s ability to attract, hire, and retain skilled executive officers and employees; the combined company’s ability to protect its intellectual property and proprietary technologies; the combined company’s reliance on third parties, contract manufacturers, and contract research organizations; the possibility that Tvardi, Cara or the combined company may be adversely affected by other economic, business, or competitive factors; risks associated with changes in applicable laws or regulations; those factors discussed in Cara’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ending December 31, 2023, and its other documents subsequently filed with or furnished to the Securities and Exchange Commission, including its Form 10-Q for the quarter ended September 30, 2024. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which they were made. Cara undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between Cara and Tvardi, Cara intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement and prospectus. CARA URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CARA, TVARDI, THE PROPOSED TRANSACTION AND RELATED MATTERS. Stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Cara with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Cara with the SEC by contacting Investor Relations by email at investor@caratherapeutics.com. Stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Cara and Tvardi, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Cara’s directors and executive officers, consisting of Helen M. Boudreau, Jeffrey L. Ives, Ph.D., Christopher Posner, Susan Shiff, Ph.D., Martin Vogelbaum, Lisa von Moltke, M.D., Ryan Maynard and Scott Terrillion, including a description of their interests in Cara, by security holdings or otherwise, can be found under the captions, “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation” and “Director Compensation” contained in the definitive proxy statement on Schedule 14A for Cara’s 2024 annual meeting of stockholders, filed with the SEC on April 22, 2024 (the “2024 Cara Proxy Statement”). To the extent that Cara’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Cara Proxy Statement, such transactions have been or will be reflected on Statements of Change in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitation, including the information about the directors and executive officers of Tvardi, and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in a registration statement filed on Form S-4 that will contain a proxy statement (and prospectus and other relevant materials) to be filed with the SEC when they become available. Investors should read the registration statement, proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No public offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger and Reorganization, dated December 17, 2024, by and among Cara Therapeutics, Inc., CT Convergence Merger Sub, Inc. and Tvardi Therapeutics, Inc. (incorporated by reference to Exhibit 2.1 to the Original Form 8-K)
10.1	Form of Cara Therapeutics, Inc. Stockholder Support Agreement, dated December 17, 2024 (incorporated by reference to Exhibit 10.1 to the Original Form 8-K)
10.2	Form of Tvardi Therapeutics, Inc. Stockholder Support Agreement, dated December 17, 2024 (incorporated by reference to Exhibit 10.2 to the Original Form 8-K)
10.3	Form of Lock-Up Agreement, dated December 17, 2024 (incorporated by reference to Exhibit 10.3 to the Original Form 8-K)
10.4*	Asset Purchase Agreement, dated December 17, 2024, by and among Cara Therapeutics, Inc. Cara Royalty Sub, LLC and Vifor Fresenius Medical Care Renal Pharma, Ltd. (incorporated by reference to Exhibit 10.4 to the Original Form 8-K)
99.1	Joint Press Release of Cara Therapeutics, Inc. and Tvardi Therapeutics, Inc. issued on December 18, 2024 (incorporated by reference to Exhibit 99.1 to the Original Form 8-K)
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) or 601(b)(2) of Regulation S-K, as applicable. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARA THERAPEUTICS, INC.

By:	/s/ Ryan Maynard
Ryan Maynard
Chief Financial Officer

Dated: December 20, 2024